                                                                   Exhibit 10.24
                                     KEYCORP

                              SURVIVOR BENEFIT PLAN











































                             Effective July 1, 1990


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                                TABLE OF CONTENTS

ARTICLE I PURPOSE..........................................................1
   1.1 Purpose.............................................................1
   1.2 Effective Date......................................................1

ARTICLE II DEFINITIONS.....................................................1
   2.1 Board...............................................................1
   2.2 Cash Value..........................................................1
   2.3 Committee...........................................................1
   2.4 Compensation........................................................2
   2.5 Date of Participation...............................................2
   2.6 Disability..........................................................2
   2.7 Employer............................................................2
   2.8 Employer's Cost.....................................................2
   2.9 Employer's Share of Premium.........................................2
   2.10. Insurer...........................................................2
   2.11 Participant........................................................3
   2.12 Participant's Share of Premium.....................................3
   2.13 PLAN...............................................................3
   2.14  Plan Benefit......................................................3
   2.15 Policy.............................................................3
   2.16 Retirement.........................................................3
   2.17 Terminated for Cause...............................................4
   2.18 Years of Credited Service..........................................5

ARTICLE III  PARTICIPATION.................................................5
   3.1 Eligibility.........................................................5
   3.2 Participation.......................................................5

ARTICLE IV POLICY OWNERSHIP................................................5
   4.1 Policy Ownership....................................................5
   4.2 Employer's Security Interest........................................6

ARTICLE V PREMIUM PAYMENT..................................................6
   5.1 Premium Payment.....................................................6
   5.2 Payment of Participant's Share......................................6

ARTICLE VI EMPLOYER'S INTEREST IN THE POLICY...............................6
   6.1 Collateral Assignment...............................................7
   6.2 Limitations.........................................................7

ARTICLE VII PARTICIPANT'S INTEREST IN THE POLICY...........................8
   7.1 Cash Surrender Value................................................8
   7.2 Plan Benefit........................................................8
   7.3 Insurance Proceeds..................................................8

ARTICLE VIII  TERMINATION, RETIREMENT, DISABILITY..........................8
   8.1 Termination of Employment Prior to Retirement.......................9
   8.2 Termination of Employment Due to Retirement.........................9
   8.3 Disability.........................................................10

ARTICLE IX  AMENDMENT AND TERMINATION OF PLAN.............................11
   9.1 Amendment..........................................................11
   9.2. Termination.......................................................11

ARTICLE X INSURER NOT A PARTY TO PLAN.....................................12

ARTICLE XI NAMED FIDUCIARY................................................12
   11.1 Named Fiduciary...................................................12
   11.2 Indemnification...................................................12

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ARTICLE XII  CLAIMS PROCEDURE.............................................13
   12.1 Claim.............................................................13
   12.2 Review of Claim...................................................13
   12.3 Notice of Denial of Claim.........................................13
   12.4 Reconsideration of Denied Claim...................................14
   12.5 Employer to Supply Information....................................15
ARTICLE XIII  MISCELLANEOUS...............................................15
   13.1 Not a Contract of Employment......................................15
   13.2 Protective Provisions.............................................15
   13.3. Transfer of Participant's Interest in the Policy.................16
   13.4 Terms.............................................................16
   13.5 Governing Law.....................................................16
   13.6 Validity..........................................................16
   13.7 Notice............................................................16
   13.8 Successors........................................................16





                                     -iii-

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                                   KEYCORP

                            SURVIVOR BENEFIT PLAN

                                  ARTICLE I

                                   PURPOSE

      1.1 PURPOSE. This Plan has been established to provide certain key employees of KeyCorp and its subsidiaries with life insurance protection. The Plan will provide life insurance benefits to the beneficiaries of the participating employees under a split dollar life insurance arrangement.

      1.2 EFFECTIVE DATE. The Plan will be effective as of July 1, 1990.

                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

         Whenever used in this document, the following terms shall have the meanings set forth in this Article unless a contrary or different meaning is expressly provided;

         2.1 BOARD. "Board" shall mean the Board of Directors of KeyCorp.

         2.2 CASH VALUE. "Cash Value" shall mean the Policy's cash value as that term is defined in the Policy.

         2.3 COMMITTEE. "Committee" shall mean the Committee appointed to administer the Plan pursuant to Article XI.

         2.4 COMPENSATION. "Compensation" shall mean the base salary payable to the Participant and considered to be "wages" for purposes of federal income tax withholding before reduction for amounts deferred under the KeyCorp Executive Deferred



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Compensation Plan or any other elective salary reduction program. Compensation does not include incentive compensation, bonuses, expenses reimbursement, any form of non-cash compensation, or benefits.

         2.5 DATE OF PARTICIPATION. "Date of Participation" shall be the later of the date on which the Policy is issued or July 1, 1990.

         2.6 DISABILITY. "Disability" shall mean a physical or mental condition that prevents the Participant from satisfactorily performing the Participant's usual duties for Employer. The Committee shall determine the existence of Disability and may rely on advice from a medical examiner satisfactory to the Committee in making the determination.

         2.7 EMPLOYER. "Employer" shall mean KeyCorp, a New York corporation, or a subsidiary of KeyCorp participating in this Plan.

         2.8 EMPLOYER'S COST. "Employer's Cost" shall mean the Employer's Share of Premium plus interest at the annual effective rate of eight and one-half percent (8.5%) from the date each premium was paid.

         2.9 EMPLOYER'S SHARE OF PREMIUM. "Employer's Share of Premium" shall mean the aggregate amount of insurance premium paid by the Employer less the Participant's Share of Premium.

         2.10 INSURER. "Insurer" shall mean any insurance company issuing a life insurance policy under this Plan.

         2.11 PARTICIPANT. "Participant" shall mean an employee of the Employer who has been designated as a Participant by the Board.


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         2.12 PARTICIPANT'S SHARE OF PREMIUM. "Participant's Share of Premium"
shall mean the aggregate portion of premiums required to be contribution by the Participant. This shall be an amount equal to the annual term cost of the current life insurance proceeds payable as a Plan Benefit under Section 2.14 measured by the lower of the PS 58 rate or the Insurer's current published premium rate for annually renewable term insurance for standard risks.

         2.13 PLAN. "Plan" shall mean the KeyCorp Survivor Benefit Plan.

         2.14 PLAN BENEFIT. "Plan Benefit" shall mean insurance proceeds equal to the lesser of three (3) times the Participant's annual Compensation rate or one million dollar ($1 million). The Plan Benefit shall be adjusted annually on the anniversary of Plan participation based on Participant's annual Compensation rate on January 1 of the current calendar year.

         2.15 POLICY. "Policy" shall mean, with respect to each Participant, all life insurance policies which are issued by an Insurer under this Plan on the life of such Participant.

         2.16 RETIREMENT . "Retirement" shall mean termination of employment with the Employer, on or after age sixty-two (62) with fifteen (15) Years of Credited Service, after age sixty-five (65), or pursuant to an employment agreement between KeyCorp and the Participant.

         2.17 TERMINATED FOR CAUSE. "Terminated for Cause" shall mean termination of a Participant's employment by KeyCorp upon:

                  (a) The willful and continued failure by the Participant to perform substantially the Participant's duties with KeyCorp (other than any such failure


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         resulting from the Participant's incapacity due to physical or mental illness) after a demand for substantial performance is delivered to the Participant by the President of KeyCorp with specifically identifies the manner in which such executive believes that the Participant has not substantially performed the Participant's duties, or has failed to comply in material respects with the terms and obligations of employment by KeyCorp as such terms and obligations are applied to similarly situated employees, or

                  (b) The willful engaging by the Participant in illegal conduct which is materially and demonstrably injurious to KeyCorp.

         For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant's action or omission was in, or not opposed to, the best interests of KeyCorp. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for KeyCorp shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. It is also expressly understood that the Participant's attention to matters not directly related to the business of KeyCorp shall not provide a basic for termination for Cause so long as the Board has approved the Participant's engagement in such activities. Notwithstanding the foregoing, the Participant shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three quarters (3/4) of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant's counsel, to be heard before the Board), finding that in good faith opinion


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of the Board the Participant was guilty of the conduct set forth above in (a) or
(b) of this paragraph and specifying the particulars thereof in detail.

         2.18 YEARS OF CREDITED SERVICE. "Years of Credited Service" means the number of years of credited vesting service determined under the provisions of the KeyCorp Pension Plan.

                                   ARTICLE III

                                  PARTICIPATION
                                  -------------

         3.1 ELIGIBILITY. Eligibility shall be limited to those employees of the Employer who are designated by the Board to participate in the Plan.

         3.2 PARTICIPATION. A Participant, upon being designated as such, shall complete such documents as are prescribed by the Committee in order to participate in the Plan.

                                   ARTICLE IV

                                POLICY OWNERSHIP
                                ----------------

         4.1 POLICY OWNERSHIP. The Participant, or his transferee, shall be the owner of the Policy and may exercise all ownership rights granted to the owner by the terms of the Policy, subject to the rights of the Employer as herein provided. The Participant's rights shall include, but are not limited to, the right to assign has interest in the Policy, the right to change the beneficiary of that portion of the proceeds to which he is entitled under Article VII, and the right to exercise settlement options with respect to that portion. The Participant shall not borrow against, surrender or cancel the Policy, nor terminate the Policy dividend election without the express written consent of the Employer.


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         4.2 EMPLOYER'S SECURITY INTEREST. The Employer shall have a security interest in the Cash Value of the Policy equal to the Employer's Share of Premium and a portion of the death benefit, as defined in the collateral assignment attached as Exhibit A, and as hereinafter provided under Article VI.

                                    ARTICLE V

                                 PREMIUM PAYMENT
                                 ---------------

         5.1 PREMIUM PAYMENT. Each premium on the Policy shall be paid by the Employer as it becomes due.

         5.2 PAYMENT OF PARTICIPANT'S SHARE. Within thirty (30) days after payment of the first Policy premium and thereafter, prior to the Policy anniversary, the Employer shall notify the Participant of the Participant's Share of Premium. The Employer shall deduct such amount from the Participant's compensation ratably over the following twelve (12) months. Prior to Retirement, the Participant shall be required to contribute the annual cost of insurance protection, as determined above, in each year until the Participant retires. After the Participant retires, the Employer shall be responsible for any premiums due before the release of the collateral assignment under paragraph 8.2.

                                   ARTICLE VI

                        EMPLOYER'S INTEREST IN THE POLICY
                        ---------------------------------

         6.1 COLLATERAL ASSIGNMENT. Each Participant shall assign the Policy to the Employer as collateral, under the form of collateral assignment attached as Exhibit A. Such assignment shall give the Employer the limited power to enforce its right to recover the Employer's Share of Premium on the Policy from the Cash Value or from the death benefit thereof. The collateral assignment of the Policy to the Employer shall not be terminated, altered or amended by the Participant without the express written consent of the Employer. The Employer and Participants will take all action necessary to cause the collateral assignment to conform to the provisions of this Plan.

         6.2 LIMITATIONS. The interest of the Employer in and to the Policy shall be specifically limited to the following right in and to the Cash Value and a portion of the death benefit:

                  (a) The right to recover the entire Cash Value in the event the Policy is surrendered or canceled prior to the Participant's Retirement;

                  (b) The right to recover, upon the death of the Participant prior to Retirement, all of the Policy proceeds in excess of that portion of the Policy proceeds payable to the Participant's beneficiary or beneficiaries as provided in paragraph 7.3;

                  (c) Exempt as provided in paragraph 8.1, the right to receive full ownership of the Policy, in the event of termination of employment by the Participant prior to Retirement for reasons other than death or disability;

                  (d) Except as provided in paragraph 9.2, the right to receive full ownership of the Policy, in the event of termination of the Plan.

                                 ARTICLE VII

                      PARTICIPANT'S INTEREST IN THE POLICY
                      ------------------------------------

         7.1 CASH SURRENDER VALUE. Notwithstanding any other provision in the Plan to the contrary, the Participant shall at all times own that portion of the Cash Value equal to the Participant's Share of Premium to the extent said Cash Value exceeds the Employer's Share of Premium. Such ownership interest shall be assigned to the Employer pursuant to the terms of the collateral assignment required under paragraph 6.1. Except as provided in paragraph 8.1 and 9.2, in the event of the Participant's termination of employment prior to Retirement or the Employer's termination of the Plan, the Participant will be required to assign his interest in the Cash Value to the Employer.

         7.2 PLAN BENEFIT. Upon the death of the Participant, the beneficiary or beneficiaries designated by the Participant shall be entitled to receive the Plan Benefit.

         7.3 INSURANCE PROCEEDS. The Employer shall promptly take all action necessary to obtain the data benefit provided under the Policy (including any benefit under this Plan owed to the beneficiary or beneficiaries designated by the Participant). Such death benefit shall be paid to the beneficiary or beneficiaries designated by the Participant after the full amount due the Employer under paragraph 6.2(b) has been paid.

                                  ARTICLE VIII

                       TERMINATION, RETIREMENT, DISABILITY
                       -----------------------------------

         8.1 TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT. In the event of termination of employment prior to Retirement for reasons other than death or disability, the Participant shall have a ninety (90) day option to purchase the Employer's interest in the Policy at price equal to the Employer's Cost. Notwithstanding the above, if the Participant is Terminated for Cause, or fails to exercise the purchase option, the Employer shall become the sole owner of the Policy and the Participant shall execute any and all instruments the may be required to vest ownership of said Policy in the Employer. Thereafter, neither the Participant nor his beneficiaries shall have any further interest in the Policy or this Plan.

         8.2 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event of termination of employment with the Employer due to Retirement, the Employer shall do the following:


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                  (a) If the Participant's termination date occurs prior to the seventh (7th) anniversary of the Participant's Date of Participation, the Employer shall continue to pay any premiums throughout the seventh (7th anniversary of the Participant's Date of Participation. After the seventh (7th) anniversary, the Employer shall immediately release its interest in the Policy and in the collateral assignment. Upon release of the collateral assignment, the Employer shall have no further obligation to pay future Policy premiums and shall have no further interest in the Policy.

                  (b) If the Participant's termination date occurs after the seventh (7th) anniversary of the Participant's Date of Participation, then the Employer shall immediately release its interest in the Policy and in the collateral assignment. Upon release of the collateral assignment, the Employer shall have no further interest in the Policy and shall have no further obligation to pay future Policy premiums.

         8.3 DISABILITY. In the event the Participant becomes disable prior to Retirement, the Employer will continue the Plan with regard to the Participant. During the period of the Disability, the Participant shall be required to contribute the Participant's Share of Premium. Upon the Participant's attainment of age sixty-five (65), the Participant shall be deemed to have retired.



                                      -9-
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                                   ARTICLE IX

                        AMENDMENT AND TERMINATION OF PLAN
                        ---------------------------------

         9.1 AMENDMENT. The Employer may amend the Plan from time to time as may be necessary for administrative purposes and legal compliance. The power to amend the Plan pursuant to this section shall include, but not be limited to, the power to increase or decrease the Plan Benefit as defined under the Plan. If such amendment adversely impacts the interest of the Participant, the Employer shall grant the Participant a ninety (90) day option to purchase the Employer's interest in the Policy at a price equal to the Employer's Cost. However, no such amendment shall reduce the amount of benefit payable with respect to a Participant who has retired.

         9.2 TERMINATION. The Employer may, at any time, in its sole discretion, terminate the Plan in whole or in part. Upon termination in whole or in part, the Employer shall grant to the Participant a ninety (90) day option to purchase the Employer's interest in the policy at a price equal to the Employer's Cost. If the Participant fails to exercise this purchase option, the Employer, in its discretion, may elect to become the sole owner of the Policy. If the Employer elects to become the sole owner of the Policy, the Participant shall execute any and all instruments that may be required to vest ownership of said Policy in the Employer. Thereafter, neither the Participant nor this beneficiaries shall have any further interest in the Policy. However, such termination shall not apply to a Participant who has retired before the effective date of the termination. Premiums on policies on such Participants shall continue to be paid and said policy shall be transferred to such Participant as provided in paragraph 8.2.



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                                    ARTICLE X

                           INSURER NOT A PARTY TO PLAN
                           ---------------------------

         The Insurer shall be bound only by the provisions of the Policy, any endorsements on the Policy and the collateral assignment. Any payments made or action taken by an Insurer in accordance therewith shall fully discharge it from all claims, suits and demands of all person whosoever. Except as specifically provided by endorsement on the Policy, it shall in no way be bound by the provisions of this Plan.

                                   ARTICLE XI

                                 NAMED FIDUCIARY
                                 ---------------

         11.1 NAMED FIDUCIARY. The Committee is hereby designated as the "Named Fiduciary." The Committee shall be the Compensation Committee of the Board. As the Named Fiduciary, the Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the Administration of the Plan and decide interpretations of the Plan, as may arise in such administration. The Committee may allocate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

         11.2 INDEMNIFICATION. The Employer shall indemnify and hold harmless the Committee and individual members against any and all claims, loss, damage, expenses or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.



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                                   ARTICLE XII

                                CLAIMS PROCEDURE
                                ----------------

         12.1 CLAIM. The Committee shall establish rules and procedures to be followed by Participants and beneficiaries in (a) filing claims for benefits, and (b) for furnishing and verifying proofs necessary to establish the right to benefits in accordance with the Plan, consistent with the remainder of this article. Such rules and procedures shall require that claims and proofs be made in writing and directed to the Committee.

         12.2 REVIEW OF CLAIM. The Committee shall review all claims for benefits. Upon receipt by the Committee of such a claim, it shall determine all fact which are necessary to establish the right of the claimant to benefits under the provisions of the Plan and the amount thereof as herein provided within ninety (90) days of receipt of such claim. If prior to the expiration of the initial ninety (90) days period, the Committee determines additional time is needed to come to a determination on the claim, the Committee shall provide written notice to the Participant, beneficiary or other claimant of the need for the extension, not to exceed a total of one hundred eighty (180) days from the date the application was received.

         12.3 NOTICE OF DENIAL OF CLAIM. In the event that any Participant, beneficiary or other claimant claims to be entitled to a benefit under the Plan, and the Committee determines that such claim should be denied in whole or in part, the Committee shall, in writing, notify such claimant that his or her claim has been denied, in whole or in part, setting forth the specific reasons for such denial. Such notification shall be written in a manner reasonably expected to be understood by such claimant and shall refer to the specific sections of the Plan relied on, shall describe any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and where appropriate, shall include an explanation of how the claimant can obtain reconsideration of such denial.


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         12.4 RECONSIDERATION OF DENIED CLAIM

                  (a) Within sixty (60) days after receipt of the notice of the denial of a claim, such claimant or has duly authorized representative may request, by mailing or delivery of such written notice to the Committee, a reconsideration by the Committee of the decision denying the claim. If the claimant or his duly authorized representative fails to request such a reconsideration within such sixty (60) day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim by the Committee is correct. If such claimant or his duly authorized representative request a reconsideration within such sixty (60) day period, the claimant or his duly authorized representative shall have thirty (30) days after filing a request for reconsideration to submit additional written material in support of the claim, review pertinent documents, and submit issues and comments in writing.

                  (b) After such reconsideration request, the Committee shall determine within sixty (60) days of receipt of the claimant's request for reconsideration whether such denial of the claim was correct and shall notify such claimant in writing of its determination. The written notice of decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based. In the event of special circumstances determined by the Committee, the time for the Committee to make a decision may be extended by an additional sixty
         (60) days upon written notice to the claimant prior to the commencement of the extension. If such determination is favorable to the claimant, it shall be binding and conclusive. If such determination is adverse to such claimant, it shall be binding and conclusive unless the claimant or his duly authorized representative notifies the Committee within ninety (90) days after the mailing or delivery to the claimant by the Committee of its determination that claimant intends to institute legal proceedings challenging the determination of the Committee and actually institutes such legal proceedings within one hundred eighty (180) days after such mailing or delivery.

         12.5 EMPLOYER TO SUPPLY INFORMATION. To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee of all matters relating to the retirement, death or other cause for termination of employment of all Participants, and such other pertinent facts as the Committee may require.

                                  ARTICLE XIII

                                  MISCELLANEOUS
                                  -------------

         13.1 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of the Plan shall not be deemed to constitute a contract of employment between the Employer and a Participant, and neither a Participant nor a Participant's beneficiary shall have any rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

         13.2 PROTECTIVE PROVISIONS. A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other reasonable action as may be requested by the Employer.

         13.3 TRANSFER OF PARTICIPANT'S INTEREST IN THE POLICY. In the event a Participant shall transfer all of his interest in the Policy, then all of a Participant's interest in the Policy shall be vested in his transferee, who shall be substituted as a party hereunder, and a Participant shall have no further interest in the Policy.

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


         13.4 TERMS. In this Plan document, unless the context clearly indicates the contrary, the reference to the masculine gender will be deemed to include the feminine gender, and the singular shall include the plural.

         13.5 GOVERNING LAW. The provisions of the Plan shall be construed and interpreted according to the laws of the State of New York, except as preempted by federal law.

         13.6 VALIDITY. In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

         13.7 NOTICE. Any notice or filing required or permitted to be given to the Employer under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the Committee. Such notice, if mailed, shall be addressed to the principal offices of the Employer. Notice mailed to the Participant shall be at such address as is given in the records of the Employer. Notices shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         13.8 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Employer and its successor and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchases of otherwise, acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

         IN WITNESS WHEREOF, the Employer has caused this instrument to be executed by its officers thereunto duly authorized, as of the 3rd day of August, 1990.

                         KEYCORP


                          By: /s/
                              ------------------------------------------------
                                 Victor J. Riley, Jr.
                          Title: Chairman, President & Chief Executive Officer
                                 ----------------------------------------------

[KEYCORP LOGO]                                             SURVIVOR BENEFIT PLAN
                                                           COLLATERAL ASSIGNMENT
================================================================================


THIS ASSIGNMENT, made and entered into this ___________________________ day of 19__ , by the undersigned as owner (the "Owner") of that certain Life Insurance Policy No. ________________ issued by Pacific Mutual Life Insurance Company, Newport Beach, California ("Insurer") and any supplementary contracts issued in connection therewith (said policy and contract being herein called the "Policy"), upon the life of ______________________ ("Insured"), to the trustee of the KeyCorp Umbrella Trust for Executives dated July 1, 1990 ("Assignee") established by KeyCorp, a New York corporation or any participating subsidiary of KeyCorp (the "Company").


                                   WITNESSETH:

WHEREAS, the Insured is an employee of the Company; and

WHEREAS, said Assignee desires to assist the Insured by paying a portion of the annual premium due on the Policy, as more specifically provided for in that certain Survivor Benefit Plan dated July 1, 1990, adopted by the Company (the "Plan"); and

WHEREAS, in consideration of the Assignee agreeing to pay such premiums, the Owner agrees to grant the Assignee a security interest in said Policy as a collateral security for the repayment of that portion of the premiums paid by the Assignee.

NOW, THEREFORE, for value received, the undersigned hereby assigns, transfers and sets over to the Assignee, its successors and assigns, the following specific rights in the Policy and subject to the following terms and conditions:

         1) This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee, either now existing or that may hereafter arise pursuant to the terms of the Plan.

         2) The Assignee's interest in the Policy shall further be limited to:

                  (a) The right to recover the entire Cash Value of the Policy in the event the Policy is surrendered or canceled, prior to the Insured's Retirement, as provided in the Plan;

[KEYCORP LOGO]                                             SURVIVOR BENEFIT PLAN
                                                           COLLATERAL ASSIGNMENT
================================================================================


                  (b) The right to recover, upon the death of the Insured prior to Retirement, all of the Policy proceeds in excess of those payable to the Participant's beneficiary or beneficiaries, as provided under the Plan, reduced by any indebtedness against the Policy; and

                  (c) The right to receive full ownership of the Policy in the event of termination of the Insured's employment prior to Retirement for reasons other than death or disability, as provided in Paragraph 8.1 of the Plan; and

                  (d) The right to receive full ownership of the Policy in the event the Plan is terminated by the Board prior to the Insured's Retirement as provided in Paragraph
                           9.2 of the Plan.

         3) Except as specifically herein granted to the Assignee, the Owner shall retain all incidents of ownership in the Policy, including the right to assign his interest in the Policy, the right to change the beneficiary of that portion of the proceeds to which he is entitled under Article VII of the Plan, and the right to exercise all settlement options permitted by the terms of the Policy; provided, however, that all rights retained by Owner shall be subject to the terms and conditions of the Plan.

         4) The Assigned shall, upon request, forward the Policy to the Insurer, without reasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner hereunder.

         5) The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, the validity or amount of liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby to the Assignee and the receipt of the Assignee for any sums received by its shall be a full discharge and release therefor to the Insurer.

[KEYCORP LOGO]                                             SURVIVOR BENEFIT PLAN
                                                           COLLATERAL ASSIGNMENT
================================================================================

         6) Upon termination of employment at Retirement, the Assignee shall, as provided for under Paragraph 8.2 of the Plan, reassign to the Owner the Policy and all specific right included in this Collateral Assignment.

         IN WITNESS WHEREOF, the undersigned Owner has executed this Assignment.

Witness                                     Owner